Current Assets - Cash and Cash Equivalents and Restricted Cash (Details) - Schedule of Current Assets - Cash and Cash Equivalents and Restricted Cash	Dec. 31, 2023 AUD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 AUD ($)
Schedule of Current Assets - Cash and Cash Equivalents and Restricted Cash [Abstract]
Cash and cash equivalents	$ 12,259,185	$ 8,385,283	$ 18,917,416
Restricted cash	86,880	59,426	59,126
Cash at bank	$ 12,346,065	$ 8,444,709	$ 18,976,542